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                                                                    EXHIBIT 23.2

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-25005) pertaining to the 1997 Stock Plan of Luther Medical Products, Inc. of our report dated August 14, 1998, with respect to the financial statements of Luther Medical Products, Inc. included in the Amended Annual Report (Form 10-KSB/A) for the year ended June 30, 1998.


                                /s/  Ernst & Young LLP

Orange County, California
December 11, 1998